EXHIBIT 10.1








                     F O R B E A R A N C E A G R E E M E N T


                                 By and Between

                               FLEET NATIONAL BANK
                            successor in interest to
                                   SUMMIT BANK

                                       and


                                  eGAMES, INC.

                         Index of Schedules and exhibits



         Schedule A        -        Loan Documents

         Schedule B        -        Principal Payments

         Schedule C        -        EBITDA Covenant Requirements

         Schedule D        -        Litigation

         Exhibit 6(f)(ii)  -        Form of Monthly Cash Flow Forecast

                              FORBEARANCE AGREEMENT
                              ---------------------



                    THIS FORBEARANCE AGREEMENT ("Agreement") made this 31st day of October, 2001, by and between FLEET NATIONAL BANK, successor in interest to Summit Bank, a state banking corporation (the "Lender"), and eGAMES, INC., a Pennsylvania corporation ("eGames" or the "Borrower").


                              W I T N E S S E T H:
                              --------------------


                  WHEREAS, on or about August 9, 2000, the Lender extended a credit facility (the "Loan") to the Borrower in the total commitment amount of $2,000,000; and

                  WHEREAS, the present outstanding principal balance of the Loan is $1,400,000, together with all interest and other sums accrued in accordance with the loan documents.

                  WHEREAS, in connection with the Loan, the Borrower executed and delivered to the Lender the documents listed on Schedule A annexed hereto (said documents, together with any and all other documents, instruments and agreements executed and/or delivered by the Borrower or any other persons in any way related to and/or in connection with the Loan, individually and collectively referred to as the "Loan Documents");

                  WHEREAS, any and all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Documents.

                  WHEREAS, pursuant to the Loan Documents, the Lender has a valid and perfected first priority lien upon all of the personal property described in the Loan Documents (the "Collateral") as security for the obligations of the Borrower to the Lender under the Loan Documents;

                  WHEREAS, the Loan is in material default and Events of Default under the Loan Documents have occurred, which include but are not limited to the following:

           1. Violation of Section 3.1.9 of the Loan Agreement for failure to timely file the Borrower's Form 10-KSB with the Securities and Exchange Commission within 90 days after the end of the fiscal year ended June 30, 2001;

           2.  Violation  of  Section  3.1.9 of the Loan  Agreement  for the
               occurrence  of  a  material   adverse  change  in  the  financial
               condition of the Corporation's business;

           3. Violation of Section 3.1.10 of the Loan Agreement for failure to provide to the Lender financial statements in compliance with GAAP;

           4. Violation of Section 4.1.6.1 of the Loan Agreement for failure to furnish the Lender with annual financial statements prepared in accordance with the requirements set forth therein within 90 days of the end of the fiscal year ended June 30, 2001;

           5. Violation of Section 4.1.6.2 of the Loan Agreement for failure to furnish to Lender the Borrower's annual 10-KSB report within 90 days after the fiscal year ended June 30, 2001;

           6. Violation of Section 4.1.7 of the Loan Agreement for failure to file the Borrower's Form 10-KSB with the Securities and Exchange Commission within 90 days after the end of the fiscal year ended June 30, 2001;

           7. Violation of Section 5 of the Loan Agreement for failure to comply with the financial covenants contained in Sections 5.1.1.,
               5.1.2. and 5.1.3. and anticipated continued failure to attain the financial covenants set forth in Sections 5.1.2 and 5.1.3 of the Loan Agreement;

            8. Violation of Sections 6.1.2,  6.1.3,  6.1.11 and 6.1.13 of the
               Loan Agreement for failure to comply with the representations, warranties and covenants described above; and

                  WHEREAS, the foregoing events of default (the "Existing Defaults") constitute material defaults under the Loan and entitle the Lender to accelerate the Loan and demand immediate and full payment of all principal, interest and other sums due under the Loan Documents;

                  WHEREAS, on or about July 27, 2001, by virtue of the aforesaid occurrence of said Existing Defaults, the Lender advised the Borrower, that the Existing Defaults had occurred, and advised the Borrower that the Lender reserved its right to assess interest at the Default Rate (as defined in the Loan Documents) and accelerate and demand payment of the Loan;

                  WHEREAS, the occurrence of said Existing Defaults permits the Lender to exercise the remedies provided in the Loan Documents and under applicable law;

                  WHEREAS, the Borrower acknowledges that (1) it is in default under the Loan Documents; (2) the Existing Defaults are material "Events of Default" which have occurred and exist under the aforesaid Loan Documents as of the date hereof; (3) any and all cure and rehabilitation periods as set forth in the aforesaid Loan Documents have expired; and (4) by virtue thereof Borrower is presently obligated to pay all of the obligations due to the Lender under the Loan Documents all without setoff, defenses or counterclaim;

                  WHEREAS, the Borrower requested that the Lender forbear from exercising the Lender's rights and remedies under the Loan Documents and applicable law and commence negotiations for an arrangement under which its obligations to the Lender under the Loan Documents would be satisfied;

                  WHEREAS, the Lender agreed to forbear from exercising and enforcing its rights and remedies in order to provide the Borrower with sufficient opportunity for payment and/or satisfaction of its obligations under the Loan Documents to the Lender;

                  WHEREAS, over the course of several months, in accordance with the request of the Borrower and without prejudice to the rights of the Lender, the parties have been negotiating concerning the obligations owed to the Lender by the Borrower and various courses of action that the parties believed might be in their mutual interests;

                  WHEREAS, the Lender has not taken action to collect all obligations due the Lender under the Loan Documents, and the Borrower has continued to operate its business and conduct its financial affairs in its sole discretion, all without any disruption or interference whatsoever by the Lender and/or any of its affiliates, representatives, officers, employees and/or agents;

                  WHEREAS, the Borrower submitted a proposal to the Lender, supported by financial statements, various business projections and cash flow projections prepared and submitted by the Borrower, which the Borrower represents will result in the payment and satisfaction of all obligations due to the Lender under the Loan Documents pursuant to the terms of this Agreement and which proposal has served as the basis for this Agreement;

                  WHEREAS, the Borrower represented to the Lender that it will be able to continue to operate its business and satisfy its obligations to the Lender, without the need for further financing or extension of credit from the Lender and without the current need for any financial reorganization;

                  WHEREAS, the Lender has agreed to cooperate with the Borrower to allow it to rehabilitate its business and pay the obligations due the Lender, provided that the Borrower performs in accordance with this Agreement;

                  NOW, THEREFORE, in consideration of the mutual promises, terms and provisions contained herein, the parties, intending to be legally bound, hereby agree as follows:

     1. RECITALS. The parties agree that the recitals set forth hereinabove are incorporated by reference as if fully set forth herein and are hereby made a part of this Agreement.

     2. RELATED DOCUMENTS. In this Agreement, the term "Related Documents" shall mean and include any and all agreements, letters, powers of attorney, pleadings, deeds, assignments, documents and instruments referred to in this Agreement, or executed and/or delivered in accordance with, pursuant to, or in connection with this Agreement, or which are necessary or proper to carry out the transactions required or contemplated under this Agreement.

     3. LOAN DOCUMENTS STILL IN FORCE.

          (a) Notwithstanding any other provisions of this Agreement or any claims of the parties to the contrary, the Loan Documents shall and do hereby remain in full force and effect, and nothing in this Agreement shall change or affect the terms, provisions or conditions of the Loan Documents which are hereby ratified and confirmed, except as expressly and specifically modified by this Agreement and/or by the Related Documents.

          (b) This Agreement is intended to supplement the Loan Documents and is not intended to modify, amend or replace the Loan Documents other than as specifically and expressly set forth herein and in the Related Documents.

          (c) In the event any  provision  of this  Agreement  or in any Related
Document in any way appears to conflicts with or creates any ambiguity with respect to any term or provisions of any of the Loan Documents, the terms and provisions of this Agreement and such Related Document shall prevail.

          (d) Except as expressly and specifically modified by this Agreement and/or the Related Documents, all parties shall perform and continue to perform all of their respective obligations under the Loan Documents and shall continue to be bound by all of the terms and provisions of the Loan Documents.

     4. COLLATERAL DOCUMENTS. It is hereby expressly acknowledged, ratified, confirmed and agreed that the Loan Documents secure the Obligations (as defined in Section 5 hereof), notwithstanding any claims of any of the parties to the contrary. The Borrower acknowledges and agrees that the security interests in Borrower's personal property granted to the Lender by the Borrower under the Loan Documents remain valid, perfected, first priority security interests therein, and the Borrower represents and warrants that, as of the date of this Agreement, there are no claims, setoffs or defenses to the Lender's exercise of any rights or remedies available to the Lender under the terms and provisions of the Loan Documents.

     5. DEBT AND DEFAULT ACKNOWLEDGMENT. The Borrower acknowledges and agrees as to the Loan as follows:

          (a) As of October 31, 2001, the sum of $1,400,233.33 is immediately due and owing in full under the Loan Documents, which amount is calculated as follows:
               (i) Principal: $1,400,000.00

              (ii) Interest to October 31, 2001: $233.33

          (b) As hereinafter used in this Agreement, the term "Obligations" shall mean and include a sum of money equal to the following:

               (i) The sum of $1,400,233.33, which is the total, as of October 31, 2001 of the obligations due and owing the Lender under the Loan Documents; plus
               ii) All interest accruing under the Loan Documents after October 31, 2001; plus

             (iii) All other costs, expenses (including, but not limited to reasonable attorneys' fees and costs incurred by the Lender), claims, default rate interest, if applicable, and charges to which the Lender is entitled under the Loan Documents either due as of or accruing after October 31, 2001; plus

              (iv) Any and all advances made by the Lender under the Loan Documents, this Agreement, or Related Documents from and after October 31, 2001 and interest on all such amounts advanced; plus

               (v) Service charges and loan administration expenses incurred prior to October 31, 2001 in the amount of $15,000 (payable in accordance with Section 6(i)) and after October 31, 2001, including, but not limited to, reasonable fees and expenses paid or incurred to counsel to the Lender; plus

              (vi) Any and all liabilities and obligations of the Borrower under this Agreement and/or any Related Documents;

          (c) As of the date hereof, any and all notice provisions contained in the Loan Documents have been satisfied;

          (d) As of the date hereof, any and all grace periods contained in the Loan Documents have expired;

          (e) The Borrower acknowledges that the Borrower is in default in performance of the Obligations;

          (f) The Obligations are the valid obligations of the Borrower, and the Borrower is liable for immediate payment to the Lender of the Obligations;

          (g) As of the date hereof, there are no claims, setoffs, defenses, counterclaims, or objections to the payment of the Obligations by the Borrower; and

          (h) The Lender has the absolute right to pursue its remedies and enforce the payment of the Obligations as set forth in the Loan Documents.

     6. SETTLEMENT OF OBLIGATIONS.

          (a) Payment and Performance.

               (i) The Obligations shall be paid and satisfied and the parties hereto shall perform in accordance with all the terms and provisions of the Loan Documents as modified, amended, supplemented and extended by this Agreement and the Related Documents.

              (ii) Future administration of the financing arrangements between Borrower and Lender shall continue to be governed by all of the terms and conditions of the Loan Documents, except to the extent that the same have been amended and supplemented by this Agreement. To the extent that any provision of this Agreement and the Related Documents conflicts with any term or condition set forth in the Loan Documents, the provisions of this Agreement shall supersede and control.

          (b) Term. The term of the Loan (the "Term") shall be extended to July 31, 2003, at which time all principal, interest and other sums, claims and charges due under the Loan shall be fully paid and satisfied. Thus, the Obligations will be fully due and payable on July 31, 2003 (the "Payoff Date").

          (c) Interest Rate. The principal sum outstanding from time to time under the Loan shall bear interest at a floating rate equal to the Prime Rate (as defined in the Loan Documents) plus 3%. The interest rate shall change automatically as of the effective date of each change in the Prime Rate.

          (d) Commitment. The commitment of the Lender under the Loan is hereby permanently reduced to ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000). The Borrower may no longer borrow, repay and re-borrow sums under the Loan.

          (e) Payments to Lender.

               (i) The Borrower shall make monthly payments of interest on the Loan, at the interest rate set forth herein, on the first day of each month during the Term.

              (ii) The Borrower shall make monthly payments of principal as set forth on Schedule B annexed hereto and incorporated herein.

             (iii) The Borrower shall perform in all respects in accordance with all terms and provisions of the Loan Documents as modified herein, this Agreement and Related Documents, and all Obligations shall be fully paid and satisfied on or before the Payoff Date.

          (f) Additional Covenants. The Borrower hereby agrees to perform in accordance with the following covenants which are in addition to, and not in lieu of, all covenants contained in the Loan Documents:

               (i) The Borrower shall deliver to the Lender, in form and substance satisfactory to the Lender, on or before the fifteenth (15th) of each month for the preceding month the following:

                    (1) a management prepared profit and loss statement and balance sheet, using the Borrower's historically applied revenue recognition policy that records revenue based upon the shipment date of its products;

                    (2) accounts receivable agings; and

                    (3) accounts payable agings;

              (ii) The Borrower shall deliver to the Lender on or before the twentieth day of each month a monthly cash flow forecast for the succeeding month substantially in the form attached hereto as Exhibit 6(f)(ii) and incorporated herein.

             (iii) The Borrower shall cooperate with the performance of a collateral audit for the period ending December 31, 2001 and following each six-month period thereafter for the Term of this Agreement.

              (iv) The Borrower shall deliver to the Lender within five (5) days of filing with the Securities and Exchange Commission each quarterly 10-QSB Report and Annual 10-KSB Report.

               (v) The Borrower shall deliver to the Lender within five (5) days of filing with the Internal Revenue Service each Corporate Tax Return.

              (vi) The Borrower covenants and agrees, from and after the date hereof, maintain the accumulating monthly EBITDA levels as set forth on Schedule C annexed hereto and incorporated herein, based on the application of a revenue recognition policy that records revenues based upon the shipment of products, notwithstanding the Borrower's adoption of a revenue recognition policy that records revenues based on product sell-through.

          (g) Warrants. The Borrower shall grant to Lender warrants for the purchase of 750,000 shares of common stock of the Borrower. Said warrants shall have the demand registration rights and terms as set forth in the Warrants and Registration Rights Agreement between the Borrower and Lender to be executed simultaneously with this Agreement.

          (h) Removal of Liens. The Borrower shall have the financing statements of Sovereign Bank currently of record with the Department of State and Bucks County Prothonotary removed of record within thirty (30) days of the date of Closing.

          (i) Restructuring Fee. A restructuring fee of $15,000 shall be due to Lender at Closing with $5,000 payable at the time of Closing (as defined herein) and the remaining $10,000 payable on December 31, 2001.

     7. FORBEARANCE BY THE LENDER.

          (a) Provided that there has not been an Event of Default under this Agreement by the Borrower, the Lender shall refrain from exercising its rights and remedies under the Loan Documents, Related Documents, this Agreement, and under applicable law, including, without limitation, refraining from exercising rights and remedies available to the Lender under the Loan Documents as a result of the Existing Defaults, charging the Default Rate (as defined in the Secured Line of Credit Note) and taking any and all available actions to collect the Obligations until such time (the "Forbearance Termination Date") as either (i) there is an occurrence of an Event of Default hereunder or (ii) such time as the Loan shall mature without the Borrower paying the Obligations and all other sums required to be made under this Agreement, the Loan Documents (as modified by the terms of this Agreement) or Related Documents.

          (b) Upon the Forbearance Termination Date, the Lender shall be permitted, at its option and in its sole and absolute discretion, to declare the Obligations to be immediately due and payable, all without demand, presentment or other notice of any kind, all of which are hereby expressly waived.

          (c) Upon the Forbearance Termination Date, the Lender shall be entitled to immediately exercise any and/or all rights and remedies and take any and all actions against the Borrower available to the Lender under this Agreement, the Loan Documents, the Related Documents, and under any applicable law, which actions shall not be opposed by the Borrower and shall include, but not be limited to:

               (i) Commencing and completing legal action and the entry of monetary judgments against the Borrower;

              (ii) The immediate appointment of a statutory receiver or any other type of receiver for the Borrower;

             (iii) Obtaining an order from the Court for the immediate turnover of all personal property in which the Lender was granted a security interest pursuant to the Loan Documents and Related Documents for immediate liquidation by the Lender under the Uniform Commercial Code as in effect in Pennsylvania (the "UCC") or other applicable law; and

              (iv) Commencing and/or completing execution on any monetary judgments obtained against the Borrower and its property and all other actions related thereto to collect the entire Obligations.

          (d)  Effectuating Orders and Consent to Relief.

               (i) The parties agree that to compensate the Lender for any loss of time it has suffered in collecting the Obligations by virtue of the forbearance and compromise granted to the Borrower hereunder, the Borrower hereby consents to the entry of any order by a court of competent jurisdiction which may be necessary, in the Lender's sole opinion, to effectuate and carry out the terms and provisions of this Agreement and to give the Lender the relief afforded the Lender under this Agreement upon the occurrence of the Forbearance Termination Date.

              (ii) This Agreement shall serve as conclusive evidence of the consent of the Borrower to the entry of any order to which the Lender is entitled under this Agreement and to such further orders as may be required or necessary to effectuate the terms and provisions of this Agreement.

              iii) The Borrower hereby consents to and agrees not to oppose the taking or exercising of any and all of the rights and remedies of the Lender under this Agreement, including, but not limited to, all of the actions specified in Section 10(a). The Borrower hereby authorizes the Lender to affix a copy of this Agreement to any pleadings or orders submitted to the Court or otherwise submit a copy of this Agreement to the Court to evidence the Borrower's consent to the granting by the Court of all such relief sought.

     8. CLOSING. Execution and delivery of all documentation and the consummation of all transactions contemplated hereby ("Closing") shall take place at the offices of Lender's counsel located at Princeton Pike Corporate Center, 997 Lenox Drive, Building 3, Lawrenceville, New Jersey on October 31, 2001 at 10:00 a.m., or at such place and time as mutually agreed to by the parties. It is understood and agreed that time is of the essence with regard to Closing. If Closing does not occur on or before 5:00 p.m. October 31, 2001, the Lender shall have no obligations hereunder, and all transactions contemplated hereunder automatically, without notice or demand of any kind whatsoever, shall be void and of no force and effect whatsoever.

     9. EVENTS OF DEFAULT. An "Event of Default" shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefore and whether voluntary, involuntary or effected by operation of law):

          (a) Failure by the Borrower to make a payment when due pursuant to this Agreement, the Loan Documents (as modified by the terms of this Agreement) or the Related Documents, including, without limitation, failure to timely pay the Obligations on or before the Payoff Date;

          (b) The Borrower breaches or fails to perform, observe or meet any of the covenants, terms, provisions or conditions of this Agreement, the Loan Documents (as modified by the terms of this Agreement) or the Related Documents;

          (c) Any default or event of default under, and as said quoted term is defined in, any of the Loan Documents (as modified by the terms of this Agreement) or the Related Documents, or the Borrower shall breach or fail to perform, observe or meet any covenant, term, provision or condition made in any of the Loan Documents (as modified by the terms of this Agreement) or the Related Documents, and such default, event of default, breach or failure shall not have been cured prior to the expiration of any applicable cure period expressly provided in any of the Loan Documents or the Related Documents;

          (d) Any of the following shall occur:

               (i) a petition in bankruptcy or for reorganization or for arrangement under any bankruptcy or insolvency law is filed by the Borrower;

              (ii) a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee of any of the property of the Borrower is filed against it which is not dismissed within sixty (60) calendar days;


             (iii) a receiver or trustee of any property of the Borrower is appointed and not discharged within sixty (60) calendar days;

              (iv) the Borrower makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts, other than disclosures required or deemed reasonably necessary in any federal or state securities filings made by the Borrower after the date hereof;

               (v) the Borrower is adjudged insolvent by any state or federal court of competent jurisdiction; or

              (vi) an attachment or execution is levied against a substantial portion of the property of the Borrower which is not discharged within sixty
(60) calendar days;

          (e) At any time any representation, warranty or agreement made by the Borrower in this Agreement, any of the Loan Documents (as modified by the terms of this Agreement) or the Related Documents, or in any documents submitted to the Lender by any of them prior to the entry of this Agreement shall be incorrect or misleading in any material respect; and

          (f) The occurrence of any "default" or "Event of Default" which is mentioned or set forth in any Section of this Agreement. It is hereby agreed that the occurrence of any default or Event of Default under this Agreement shall constitute a default or "Event of Default" under each of the Loan Documents and Related Documents.

    10. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, the Lender shall have the following rights and remedies, any or all of which the Lender may exercise at any time, at its option in its sole and absolute discretion:

          (a) The Lender may declare the full and entire amount of all of the Obligations then outstanding to be immediately due and payable, all without demand, presentment or other notice of any kind, all of which are hereby expressly waived;

          (b) The Lender may exercise any or all of those rights and remedies set forth in Section 10 of this Agreement;

          (c) The Lender may immediately exercise any or all rights and remedies available to it under this Agreement, the Loan Documents, any Related Documents, the UCC and under other applicable federal or state law; and

          (d) The Lender may obtain an order of a court of competent jurisdiction that provides relief required to enforce the terms and provisions of this Agreement, without opposition of the Borrower, whose consent thereto shall be deemed and shall be conclusively evidenced by this Agreement.

11.  RIGHTS AND REMEDIES CUMULATIVE.

          (a) The Events of Default, rights, remedies, warranties, representations, covenants and provisions set forth in this Agreement, the Loan Documents and the Related Documents or as provided by applicable law, shall be cumulative and not alternative or exclusive, and the Lender's rights and remedies under this Agreement, the Loan Documents and the Related Documents or applicable law may be exercised by the Lender at such time or times, in such order of preference, as the Lender, in its sole and absolute discretion, may determine.

          (b)The Lender  shall be under no duty or  obligation  to:

               (i)  preserve, protect or marshal any of its Collateral;

              (ii) preserve or protect the rights of the Borrower against any person claiming an interest in any of the Collateral adverse to that of the Borrower;

             (iii) realize upon the Collateral in any particular order or manner or seek repayment of the Obligations, from any particular source; or

              (iv) permit any substitution or exchange of all or any part of any of the Collateral or release any part of any of the Collateral from any lien, even if that substitution or release would leave the Lender inadequately secured.

    12. NO  WAIVERS,  AMENDMENTS.

          (a) No course of dealing or negotiations between the parties or actions taken or not taken prior to the entry of this Agreement (including, but not limited to, the Lender's receipt of any payments from the Borrower at any time after the occurrence of any of the Existing Defaults), shall constitute a waiver of any of the Lender's rights or remedies by virtue of the occurrence of any or all of the Existing Defaults or of the Lender's rights under the Loan Documents (all of which rights and remedies are reserved unto the Lender and remain in full force and effect). The delay or failure of the Lender to exercise in one or more instances, any right, power, remedy, privilege or option given under this Agreement, the Related Documents, or under the Loan Documents, either before or after the entry of this Agreement, shall not be construed as a waiver or relinquishment of such right or option, nor shall any single or partial exercise thereof or any discontinuance of steps to enforce such right, power, remedy, privilege or option preclude any further exercise thereof or any other right, power, remedy, privilege or option. Except as otherwise specifically provided in this Agreement, the Lender does not hereby waive any rights or remedies which it has or may now or hereafter have under the Loan Documents or under any other existing agreements by and between the undersigned parties to this Agreement, and all terms and provisions of such agreements and instruments shall remain in full force and effect.

          (b) Any waiver, permit, consent, modification or approval of any kind or character on the part of the Lender of any breach or default under this Agreement, the Loan Documents, and the Related Documents or any such waiver of any provisions or condition of the aforementioned must be in writing signed by the Lender and shall be effective only to the extent specifically set forth in such writing.

    13. NO FURTHER FINANCING, PRIOR UNDERSTANDINGS.

          (a) There is no agreement or expectation on the part of the Borrower that the Lender will agree to any additional workout or forbearance or to any further extension of the Loan if an Event of Default occurs or the Loan shall mature without the payment by the Borrower of the Obligations. The Lender shall not be obligated to provide any further loans or financing to the Borrower and makes absolutely no commitment or promises to provide any further loans or financing to the Borrower.

          (b) The Borrower hereby acknowledges and agrees that this Agreement and any other Related Documents contain the entire agreement between the Lender and the Borrower concerning the subject matter hereof and supersede any prior or contemporaneous representations or agreements concerning the subject matter hereof not contained herein or therein.

    14. RELEASE OF THE LENDER.

          (a) The Borrower does hereby release, waive, and forever discharge any and all claims, rights, demands, and causes of action, known or unknown, fixed or contingent, which it has or may have, or claim to have against the Lender and/or any of its affiliates and/or any of their employees, officers, directors, agents, or representatives, (hereinafter collectively referred to as "Releasees") arising at any time from the beginning of the world to the date of this Agreement, with respect to (i) the Loan; (ii) any or all of the Loan Documents; (iii) the administration and enforcement of the Loan; (iv) the conduct of the Lender or any or all of the Releasees with respect to the Loan; and (v) the lending and/or business relationship between the Borrower and any and/or all of the Releases.

          (b) Without limiting the generality of the foregoing paragraph, the Borrower hereby waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that it may have, as of the date hereof, to contest (i) the Existing Defaults and/or any other defaults or events of default under any or all of the Loan Documents which could be declared by the Lender as of the date hereof; (ii) any provision of the Loan Documents, this Agreement, or the Related Documents; (iii) the right of the Lender to exercise any and all of its rights and remedies; (iv) the right of the Lender to receive full and immediate payment of the Loan; (v) the security interest of the Lender in the personal property of the Borrower, whether tangible or intangible, now existing or hereafter arising; or (vi) the conduct of the Lender in administering or enforcing the Loan, the Loan Documents, the Related Documents and/or the financing arrangements by and between the Borrower and the Lender.

    15. RESERVATION  OF  RIGHTS  AS TO  OTHER  OBLIGATIONS.

          (a) The Borrower acknowledges and agrees that to the extent it has loans or obligations to the Lender, other than the Obligations which are the subject of this Agreement (hereinafter, the "Other Obligations"), such Other Obligations are in no way affected by this Agreement and remain fully due, payable and enforceable in accordance with their own terms and provisions.

          (b) The Borrower hereby agrees that the Lender, by entering this Agreement, in no way waives, discharges, releases, or compromises any claims, causes of action, or rights it has or may have with respect to such Other Obligations and may proceed to enforce such rights and remedies as if this Agreement were never negotiated or entered.

    16. REPRESENTATIONS  AND  WARRANTIES.

          (a) As a material inducement to the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that:

               (i) The Borrower is a corporation of the Commonwealth of Pennsylvania duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania;

              (ii) The Borrower has all the power and authority to execute, deliver and perform this Agreement and the Related Documents and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Related Documents;

             (iii) Except as set forth in Schedule D annexed hereto and incorporated herein, there is no action, suit, or proceeding pending, or to the best of the Borrower's knowledge threatened against or affecting the Borrower in any court or before or by any governmental instrumentality, whether federal, state, county or municipal;

              (iv) The consummation of the transactions   herein   contemplated
and the performance or observance of the Borrower's obligations under the Loan Documents, this Agreement, and the Related Documents, or the transactions required or contemplated herein and therein to which the Borrower is a party:

                    (1) have been duly authorized by all necessary action on the part of the Borrower;

                    (2) will not conflict with or result in a breach of or
default  under  any   injunction,   or  decree  of  any  court  or  governmental
instrumentality, or any agreement or instrument to which the Borrower is now a party or is subject; and

                    (3) will not (except to the extent provided in this Agreement) result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of the Borrower pursuant to the terms of any such agreement or instrument; and

               (v) To the  extent  any  consent,   approval,   order,  or
authorization or registration, declaration, or filing with any governmental authority or other person or legal entity is required in connection with the valid execution and delivery of this Agreement or any of the Related Documents, or the carrying out or performance of any of the transactions required or contemplated herein or therein, all such consents, approvals, orders or authorizations shall have been obtained or all such registrations, declaration, or filings shall have been accomplished prior to the entry of this Agreement.

          (b) If any of the foregoing representations and warranties should be false or misleading in any way, same shall constitute an Event of Default under this Agreement.

    17. FINANCIAL STATEMENTS AND PROJECTIONS, TRUE AND COMPLETE STATEMENTS AND REPRESENTATIONS.

          (a) As a material inducement to the Lender to enter into this Agreement, the Borrower has provided the Lender with financial statements, business projections and cash flow projections that have been prepared by or on behalf of the Borrower (hereinafter referred to as the "Financial Documents"). The Lender, in agreeing to enter into this Agreement and the Related Documents and granting the forbearances herein provided, has relied on the Financial Document, and upon the Borrower's additional representation that, with the considerations provided to the Borrower under this Agreement, the Borrower will be able to operate its business and derive revenues from which it will be able to perform all of its obligations under this Agreement.

          (b) The Borrower represents and warrants that all of the statements herein and in the Financial Documents heretofore, concurrently, or hereafter delivered by or on behalf of the Borrower to the Lender, including, but not limited to any business projections, cash flow projections, and financial statements, are and shall be true, complete and correct in all material respects as of the date each such Financial Document was prepared (provided, that, with regard to projections provided to Lender, they are true, complete and correct to the best of Borrower's knowledge and belief), and the Borrower has not omitted from its disclosures any facts necessary in order to keep the statements made or delivered by the Borrowers from being misleading.

    18. ADVICE FROM INDEPENDENT COUNSEL. The Borrower understands that this is a legally binding agreement that may affect its rights. The Borrower has consulted in-house counsel about the meaning and import of this Agreement and Related Documents and represents to the Lender that it received legal advice from such counsel with respect to the negotiation of and entry into this Agreement and the Related Documents.

    19. NOTICES. All notices, requests, demands or other communications given to or to be made upon any party hereto shall be in writing either by letter (delivered by hand or commercial messenger service, sent certified mail, return receipt requested or delivered by nationally recognized overnight courier service) or telegram or telecopy, addressed as follows:

                  If to Borrower:
                  ---------------
                  eGames, Inc.
                  2000 Cabot Boulevard West
                  Suite 110
                  Langhorne, PA 19034-2209
                  Attention:  Thomas W. Murphy, CFO


                  With a copy to:
                  ---------------
                  Ellen Pulver Flatt, Esq.
                  2000 Cabot Boulevard West
                  Suite 110
                  Langhorne, PA 19034-2209


                  If to the Lender:
                  -----------------
                  Fleet National Bank
                  301 Carnegie Center
                  Princeton, NJ 08534
                  Attn:  Ken Geiger, VP


                  with copy to:
                  -------------
                  Fox Rothschild O'Brien & Frankel
                  997 Lenox Drive, Bldg. 3
                  Lawrenceville, New Jersey 08648
                  Attn:  Allison M. Berger, Esq.

or, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery to the terms of this Section. Any notices hereunder shall be deemed to have been given (a) three (3) days after its deposit in the mails, postage prepaid; (b) twelve noon local time on the first business day following timely deposit thereof with a nationally recognized overnight courier service with effective instructions to such courier to make delivery on the next business day; or (c) in all other cases upon receipt by the party to whom such notice is directed.

    20. AMBIGUITIES CONSTRUED. This Agreement and the Related Documents shall be given a fair and reasonable construction in accordance with the intentions of the parties and without regard to or aid of any maxim or principle of contract interpretation that would require construction against the drafter. The parties acknowledge that they have had equal bargaining power with respect to the review and revision of the various provisions of this Agreement and the Related Documents and hereby knowingly waive the maxim of contract interpretation which would require a disputed provision to be construed against the party drafting same.

    21. CONSENT TO FORUM, WAIVER OF JURY TRIAL. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL SERVICE OF PROCESS UPON IT AND CONSENTS, TO THE EXTENT THE BORROWER MAY LAWFULLY DO SO, TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO THE BORROWER BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS SPECIFIED HEREIN, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. THE BORROWER HEREBY WAIVES ANY OBJECTIONS TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AND AGREES NOT TO ASSERT OR INTERPOSE ANY CLAIM, DEFENSE, OBJECTION, OFFSET OR COUNTERCLAIM OF ANY KIND OR NATURE OTHER THAN A DEFENSE OF PAYMENT OF THE OBLIGATIONS IN ANY ACTION OR LEGAL PROCEEDINGS BETWEEN OR AMONG THE LENDER OR ANY OF ITS AFFILIATES AND ANY OTHER PARTY OR PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OR ALL OF THE LOAN DOCUMENTS OR OTHER RELATED DOCUMENTS AND ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY RIGHT OR REMEDY THE LENDER MAY EXERCISE HEREUNDER OR THEREUNDER OR PERMITTED BY LAW. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS, AND RELATED DOCUMENTS OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.


                                     ______
                               (Borrower Initial)




    22. WARRANT OF ATTORNEY FOR CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ANY CLERK OF ANY COURT OF RECORD UPON THE OCCURRENCE OF AN EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER (A) FOR SUCH OF THE OBLIGATIONS AS ARE DUE AND OWING AND/OR MAY BECOME DUE AND OWING AND/OR (B) IN ANY ACTION OF REPLEVIN INSTITUTED BY LENDER TO OBTAIN POSSESSION OF ANY COLLATERAL SECURING ANY OF THE OBLIGATIONS, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH REASONABLE ATTORNEYS' FEES ACTUALLY INCURRED. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER: (1) WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMN THE SAME, AUTHORIZE THE PROTHONOTARY OR CLERK TO ENTER UPON THE WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREE THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION; (2) WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY, EXEMPTION OR APPEALS LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED; AND (3) RELEASES ALL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT BY OR ON BEHALF OF THE LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME, AS OFTEN AS LENDER SHALL DEEM
NECESSARY AND DESIRABLE, AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT THEREFORE. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LENDER MAY ENTER ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT COUNTIES FOR ALL OR ANY PART OF THE
OBLIGATIONS WITHOUT REGARD TO WHETHER JUDGMENT ENTERED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER'S BEHALF FOR ANY SUBSEQUENT ENTRY OR ENTRIES OF JUDGMENT BY BANK MAY ONLY BE DONE TO CURE ANY ERRORS IN PRIOR PROCEEDINGS, ONLY AND TO THE EXTENT THAT SUCH ERRORS ARE SUBJECT TO CURE IN LATER PROCEEDINGS.


                                     ______
                               (Borrower Initial)




    23. PAYMENT OF ATTORNEYS' FEES. At Closing, the Borrower will pay all reasonable attorneys' fees and costs with respect to modifying the Loan, including, without limitation, preparation of this Agreement and the Related Documents.

    24. ADDITIONAL DOCUMENTS. The parties hereto will at any time after the date hereof sign, execute and deliver, or cause others to so sign, execute and deliver, all such agreements, letters, powers of attorney, pleadings, assignments, documents and instruments and do or cause to be done all such other acts and things as may be reasonably necessary or proper to carry out the transactions required or contemplated by this Agreement, and to effectuate the purposes and intent of this Agreement.

    25. SURVIVAL. This Agreement, and all of its terms and provisions, shall and does hereby survive the closing and the consummation of any transactions provided for herein.

    26. WAIVER OF AUTOMATIC STAY. The Borrower hereby represents and warrants that if it cannot perform in accordance with this Agreement, with the forbearances and consideration afforded it under this Agreement, then it will never be able to perform this Agreement, nor will it be able to reorganize under Chapter 11 of the Bankruptcy Code or under any other law. Accordingly, in consideration of the forbearances granted hereunder and the opportunity to reorganize afforded thereby and under this Agreement, the Borrower agrees that if a petition under title 11 of United States Code (the "Bankruptcy Code") is filed by or against it, Borrower in its capacity as Debtor and Debtor-in-Possession (where applicable) under the Bankruptcy Code, does hereby agree to consent to the vacation of the Automatic Stay of 11 U.S.C. 362 ("Stay"). The Borrower hereby waives the benefits of the Stay and its right to oppose a motion to lift such Stay, and does hereby admit and agree that the grounds to vacate the Stay to permit the Lender to enforce its rights and remedies hereunder exist and shall continue to exist, which grounds include, without limitation, the fact the Borrower hereby represents and admits that it, as Debtor, has no equity in its property and such property is not necessary to an effective reorganization.

    27.  MISCELLANEOUS.

          (a) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          (b) Governing Law. This Agreement and the respective rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

          (c) Assignment. The Borrower may not assign this Agreement or any rights hereunder without the Lender's prior written consent, and any prohibited assignment shall be absolutely void. No consent to an assignment shall release the Borrower from its liabilities to the Lender. The Lender may assign this Agreement and its rights and duties hereunder.

          (d)      Confidentiality Waiver.    The Borrower hereby waives any
rights of confidentiality with respect to this Agreement, the Loan Documents and the Lender's files and records regarding the Loan and consents to the Lender permitting same to be inspected or copied by any persons or entities interested in purchasing the Loan.

          (e) Attorneys' Fees. In the event of any dispute hereunder, the prevailing party(ies) shall be entitled to recover all costs and attorneys' fees from the non-prevailing party(ies).

          (f) Headings. Paragraph or section headings used herein are for convenience only and shall not be used to interpret any term hereof.

          (g) Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts each of which when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement and the Related Documents may be initially executed by facsimile signature and shall be effective and binding upon execution by facsimile signature; provided that originally executed copies are provided by the Borrower to the Lender within ten days of execution.

          (h) Severability. The provisions of this Agreement are severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall not in any manner affect the validity or enforceability of such provision in any other jurisdiction or any other provisions of this Agreement in any jurisdiction.

                  IN WITNESS  WHEREOF,  the parties  hereto have caused this

Agreement to be executed under seal as of the date first above written.



                                           FLEET NATIONAL BANK


                                           By: /s/ Kenneth Geiger
                                               --------------------------------
                                               Name:   Ken Geiger
                                               Title:  Assistant Vice President



ATTEST:                                    eGames, INC.


/s/ Arthur E. Rountree                     By: /s/ Thomas W. Murphy
------------------------------                 --------------------------------
Arthur E. Rountree, Controller                 Name:   Thomas W. Murphy
                                               Title:  Vice President and Chief
                                                       Financial Officer